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
Form LLC-5.5                            Illinois                                        This space for use by
January 1995                            Limited Liability Company Act                    Secretary of State
George H. Ryan                          Articles of Organization
Secretary of State                                                                              FILED
Department of Business Services             Filing Fee $500.
Limited Liability Company Division        SUBMIT IN DUPLICATE                           May 1 1995
Room 359, Howlett Building                Must be typewritten
Springfield, IL 62756                   -----------------------                         LIMITED LIABILITY CO. DIV
                                        This space for use by Secretary of State             GEORGE H. RYAN
Payment must be made by certified                                                          SECRETARY OF STATE
check, cashier's check, Illinois        Date  5-1-95
attorney's check, Illinois C.P.A.'s     Assigned File#  0003-033-3
check or money order, payable to        Filing Fee        $500.00
"Secretary of State."                   Approved:
-----------------------------------------------------------------------------------------------------------------



1.   Limited Liability Company Name: DISCOUNT DEVELOPMENT SERVICES L.L.C.
     (The LLC name must contain the words limited liability company or L.L.C. and cannot contain the terms corporation, corp., incorporated, inc., co., limited partnership, or L.P.)

2.   Transacting business under an assumed name: / / Yes   /X/ No.
     (if YES, a Form LLC-1.20 is required to be completed and attached to these Articles.)

3. The address, including county, of its principal place of business: (Post office box alone and c/o unacceptable.) 185 N. York Road, Elmhurst, IL 60126-2790 DuPage County

4.   Federal Employer Identification Number (F.E.I.N.): 36-4016489

5.   The Articles of Organization are effective on: (Check one)

     a)  X  the filing date, or b)    another date later than but not more than
     60 days subsequent to the filing date:
                                                 (month, day, year)

6.   The registered agent's name and registered office address is:

     Registered agent:  ANTHONY                 J.                POPE
                        ----------------------------------------------------
                        First Name         Middle Initial       Last Name
     Registered Office: 185 N. York Road
     (P.O. Box alone    ----------------------------------------------------
     and c/o are          Number                Street            Suite #
     unacceptable)      Elmhurst            60126-2790            DuPage
                        ----------------------------------------------------
                          City                Zip Code            County

7. Purpose or purposes for which the LLC is organized: Include the business code # (from IRS Form 10, (If not sufficient space to cover this point, add one or more sheets of this size.)
     The transaction of any or all lawful businesses for which an Illinois Limited Liability Company may be organized under this Act. IRS Business Code #8098

8.   The latest date the company is to dissolve     12/31/2045
                                                 ---------------------
                                                  (month, day, year)
     And other events of dissolution enumerated on an attachment. (Optional)

LLC-5.5

9.   Other provisions for the regulation of the internal affairs of the LLC per
     Section 5-5 (a) (8) included as attachments

             / / Yes    /X/ No
     If yes, state the provisions(s) and the statutory cite(s) from the ILLCA.



10. a) Management is vested, in whole or in part, in managers: /X/ Yes / / No If yes, list their names and business addresses.

       Vincent DiBenedetto
       c/o Anthony Joseph Pope, Attorney
       185 N. York Road
       Elmhurst, IL 60126-2790

     b) Management is retained, in whole or in part, by the members:
         / / Yes   /X/ No
     If yes, list their names and addresses.
     If no, the company has 2 or more members pursuant to S. 5-1 of the ILLCA.





11. The undersigned affirms, under penalties of perjury, having authority to sign hereto, that these articles of organization are to the best of my knowledge and belief, true, correct and complete.

     Dated      4/28    1995
          -----------  -----



Signature(s) and Name(s) of Organzier(s)                 Business Address(es)

1. /s/ Anthony Pope                             1.  185 N. York Road
  --------------------------------------          ------------------------------
                Signature                           Number      Street
  Anthony Pope, Attorney                           Elmhurst
  --------------------------------------          ------------------------------
   (Type or print name and title)                           City/Town
                                                   IL              60126-2790
  --------------------------------------          ------------------------------
  (Name if a coporation or other entity)          State             Zip Code

2.--------------------------------------        2.------------------------------
                Signature                           Number      Street

  --------------------------------------          ------------------------------
   (Type or print name and title)                           City/Town

  --------------------------------------          ------------------------------
  (Name if a coporation or other entity)          State             Zip Code

3.--------------------------------------        3.------------------------------
                Signature                           Number      Street

  --------------------------------------          ------------------------------
   (Type or print name and title)                           City/Town

  --------------------------------------          ------------------------------
  (Name if a coporation or other entity)          State             Zip Code


(Signatures must be in ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be 1 on conformed copies.)

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
Form LLC-5.25                           Illinois                                        This space for use by
January 2000                            Limited Liability Company Act                    Secretary of State
Jesse White                             Articles of Amendment
Secretary of State                                                                              FILED
Department of Business Services         Filing Fee (see instructions).
Limited Liability Company Division        SUBMIT IN DUPLICATE                           MAR 29 2002
Room 351, Howlett Building                Must be typewritten
Springfield, IL 62756                   -----------------------
http://www.sos.state.il.us              This space for use by Secretary of State             JESSE WHITE
Payment may be made by business                                                          SECRETARY OF STATE
firm check payable to Secretary         Date  03.29.2002
of State.  (If check is returned        Assigned File # 0003033-3
for any reason this filing will         Filing Fee        $100.00
be void.)                               Approved:
-----------------------------------------------------------------------------------------------------------------
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1.   Limited-Liability Company name DISCOUNT DEVELOPMENT SERVICES, L.L.C.

2.   File number assigned by the Secretary of State: 0003033-3

3.   These Articles of Amendment are effective on /X/ the file date or a later
     date being                      not to exceed 30 days after the file date.
                --------------------

4. The Articles of Organization are amended as follows: (Attach a copy of the text of each amendment adopted.)
X    a) Admission of a new member (give name and address below)
-    b) Admission of a new manager (give name and address below)
-    c) Withdrawal of a member (give name below)
X    d) Withdrawal of a manager (give name below)
-    e) Change in the address of the office at which the records required by
        Section 1-40 of the Act are kept (give new address, including county below)
- f) Change of registered agent and/or registered agent's office (give new name and address, including county below) (Address change of P.O. Box and c/o are unacceptable)
-    g) Change in the limited liability company's name (list below)
- h) Change in date of dissolution or other events of dissolution enumerated in item 8 of the Articles of Organization
X    i) Other (give information below)


a)   Best Benefits, Inc.
     a Delaware corporation
     (Sole Member)
     9 W. Broad St.
     Stamford, CT 60902

d)   Vincent DiBenedetto

i)   Change in management from Manager managed to Member managed.

LLC-5.25



5.   This amendment was adopted by the managers. S. 5-25(3)     / / Yes / / No
     a)   Not less than minimum number of managers so approved. / / Yes / / No
     b)   Member action was not required.                       / / Yes / / No

6.   This amendment was adopted by the members. S. 5-25(4)      /X/ Yes / / No
     Not less than minimum number of members so approved.

7. I affirm, under penalties of perjury, having authority to sign hereto, that this articles of amendment is to the best of my knowledge and belief, true, correct and complete.

 Dated    February 25,    2002
       ----------------  ------
        (Month & Day)    (Year)


                                         /s/ Vincent DiBenedetto
                                        ----------------------------------------
                                                (Signature)



                                        Vincent DiBenedetto, President
                                        ----------------------------------------
                                            (Type or print Name and Title)



                                        Best Benefits, Inc.
                                        a Delaware corporation (Sole Member)
                                        ----------------------------------------
                                        (If applicant is a company or other
                                         entity, state name of company and
                                        indicate whether it is a member
                                        or manager of the LLC.)


INSTRUCTIONS: * If the only change reported is a change in the registered agent and/or registered office, the filing fee is $25.

                If other changes are reported, the filing fee is $100.